Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Blue Dolphin Energy Company (the “Company”) on Form 10-Q for the period ended March 31, 2012 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Jonathan P. Carroll, Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer)

Date: May 21, 2012